Exhibit 10.1

Amendment No. 1 to

Exclusive License Agreement

Amendment Effective Date: October 17, 2019

            THIS AMENDMENT NO. 1 TO THE EXCLUSIVE LICENSE AGREEMENT (the “Amendment” to the “Agreement”), is made by and among SG Blocks, Inc., a Delaware corporation (“Licensor”), and CPF GP 2019-1 LLC, a Delaware limited liability company (“Licensee” and collectively, the “Parties”). Capitalized terms used but not defined herein shall have the meaning assigned to them in the Amended Purchase Agreement (as defined below).

            WHEREAS, Licensor and Licensee entered into the Agreement on October 3, 2019 (the “Commencement Date”); and

            WHEREAS, Licensee’s name in the Agreement was erroneously written as CPF MF 2019-1 LLC (“CPF MF”); and

            WHEREAS, the Parties acknowledge and agree that the correct name of Licensee is CPF GP 2019-1 LLC (“CPF GP”); and

            WHEREAS, CPF MF acknowledges and agrees that it is not a party to the Agreement; and

            WHEREAS, the Parties desire to correct the name of the Licensee in the Agreement;

          NOW, THEREFORE, in consideration of the foregoing recitals, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:

1.	The reference in the Agreement’s introductory paragraph to CPF MF 2019-1 LLC shall be replaced with a reference to CPF GP 2019-1 LLC.

2.	The reference in the Agreement’s signature block to CPF MF 2019-1 LLC shall be replaced with a reference to CPF GP 2019-1 LLC.

3.	The Parties and CPF MF affirm that (a) CPF GP is a party to the Agreement and should be deemed to have been a party to the Agreement as of the Commencement Date; and (b) CPF MF is not a party to the Agreement and should not be deemed to have been a party to the Agreement as of the Commencement Date.

4.	No other changes. Except to the extent modified herein, the Agreement shall remain in full force and effect, unchanged and binding upon the Parties in all other material respects. In the event of any conflict between the Agreement and this Amendment, this Amendment shall prevail.

5.

Each of the parties hereto hereby irrevocably waives and releases the other parties hereto (and their respective affiliates, officers, directors and consultants) from any and all types of damages or penalties and/or any liability or responsibility related thereto, which might arise in connection with the error corrected hereby.

6.	Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which taken together, shall constitute one and the same instrument.

7.	E-Signature. If this Amendment is executed electronically, the Parties agree that the electronic signature will be legally binding. Neither party will contest the enforceability of this Amendment on the basis that it was executed electronically.

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment by their duly authorised representatives as of the Amendment Effective Date hereof:

PARTIES TO THE AGREEMENT:

	SG Blocks, Inc.		CPF GP 2019-1 LLC
By:	/s/ Paul Galvin	By:	/s/ Greg Jacobson
Name:	Paul Galvin	Name:	Greg Jacobson
Title:	Chairman and CEO	Title:	Managing Parner

ACKNOWLEDED AND AGREED:

CPF MF 2019-1 LLC
By:	/s/ Greg Jacobson
Name:	Greg Jacobson
Title:	Managing Partner of the Managing Member